UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 2, 2014, AcelRx Pharmaceuticals, Inc. (the “Company”) entered into an amendment (the “Lease Amendment”) to that certain lease dated December 21, 2011 (the “Existing Lease”) with Metropolitan Life Insurance Company (the “Landlord”) for 13,787 square feet of space located at 301 Galveston Drive, Redwood City, California (the “Current Premises”). Pursuant to the Lease Amendment, the term of the Existing Lease has been extended for a period of twenty (20) months and twenty-two (22) days (the “Extended Term”) and expiring January 31, 2018 (the “Expiration Date”), unless sooner terminated pursuant to the terms of the Lease.

In addition, the Lease Amendment included a new lease on an additional 12,106 square feet of office space (the “Expansion Space”), which is adjacent to the Current Premises. The new lease for the Expansion Space has a term of 42 months commencing on August 1, 2014, and expiring on the Expiration Date. The Company has an option to extend the term of the Lease Amendment for an additional five years, which would commence upon the Expiration Date, at a market rate determined according to the Existing Lease.

Base rent payable under the Lease Amendment during the Extended Term for the Current Premises will be as follows:

Period from/to	Monthly Base Rent
May 9, 2016 to May 8, 2017	$35,961.55
May 9, 2017 to January 31, 2018	37,040.40

Base rent payable under the Lease Amendment for the Expansion Space, commencing August 1, 2014, will be as follows:

Months of Lease Term	Monthly Base Rent
1-12	$23,001.40
13-24	23,691.44
25-36	24,402.18
37-42	25,134.25

In addition, the Company will pay the Landlord specified percentages of certain operating expenses and taxes related to the leased facility incurred by the Landlord.

As of May 2, 2014, the total remaining base rent obligation for the leases is approximately $2.7 million.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Lease Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference in its entirety.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above and referenced under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Lease between Metropolitan Life Insurance Company and the Registrant, dated May 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Timothy E. Morris
Timothy E. Morris
Chief Financial Officer